SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 19, 1999

                       SYNAPTIC PHARMACEUTICAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          0-27324                                  22-285-9704
    (Commission File Number)          (I.R.S. Employer Identification No.)

                                215 College Road
                         Paramus, New Jersey 07652-1431
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (201) 261-1331




                                Page 1 of 5 Pages

Item 5.           Other Events.

         On March 19, 1999, Synaptic Pharmaceutical Corporation (the "Company") issued a press release announcing that its corporate partner Eli Lilly and Company ("Lilly") has discontinued commercial development of the migraine compound LY334370 identified as part of the Company's collaboration with Lilly. A copy of the press release is attached as Exhibit 99 to this Form 8-K and incorporated by reference herein.






Item 7.           Exhibits.



Exhibit No.       Description                                         Page
----------        ----------------------------------                  ----
   99             Press Release dated March 19, 1999                   4











                                Page 2 of 5 Pages

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 22, 1999
                                            SYNAPTIC PHARMACEUTICAL CORPORATION
                                            (Registrant)

                                            By:/s/ Kathleen P. Mullinix
                                               -------------------------------
                                            Name:  Kathleen P. Mullinix
                                            Title: Chairman, President and
                                                    Chief Executive Officer







                                Page 3 of 5 Pages

                                                              Exhibit No. 99
                                                              --------------



FOR IMMEDIATE RELEASE               Contact: Kathleen P. Mullinix, Ph.D.
                                             Chairman, President and
                                              Chief Executive Officer
                                             Synaptic Pharmaceutical Corporation
                                             (201) 261-1331, ext. 103

                                             Stacy Lipschitz
                                             Ruder Finn, Inc.
                                             (212) 583-2757

                 SYNAPTIC PHARMACEUTICAL MIGRAINE PROGRAM UPDATE

PARAMUS,  N.J., March 19, 1999 - Synaptic  Pharmaceutical  Corporation  (Nasdaq:
SNAP) has been informed by Eli Lilly and Company that Lilly has discontinued commercial development of the migraine compound LY334370 as a result of its recent review of data from an ongoing confirmatory animal toxicology study initiated at the end of 1998. Synaptic announced earlier this month that Lilly had temporarily delayed the beginning of Phase III clinical trials of the migraine compound to collect additional information regarding the safety and tolerability of the compound.

Data from three Phase II clinical trials conducted by Lilly indicated that LY334370 is efficacious in the treatment of migraine without the cardiovascular side effects associated with other treatments currently on the market. Lilly continues to maintain that all data to date continue to support the hypothesis that selective serotonin 1F receptor agonists (SSOFRAs) represent a new class of compounds that may effectively treat migraine pain via neuronal mechanisms without the cardiovascular side effects associated with products currently on the market. Therefore, Lilly and Synaptic will continue to collaborate on the development of alternative SSOFRAs with an improved safety profile.

Synaptic Pharmaceutical Corporation has developed "human receptor-targeted drug design technology," in which cloned human receptors are used as targets for the design of potential drugs. The company is engaged in collaborations with two pharmaceutical companies in addition to Lilly.

This press release contains "forward looking  statements"  within the meaning of
Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. Such statements include, but are not limited to, statements that are not historical facts, including those relating to the development of SSOFRAs. Such statements involve risks and uncertainties, including, but not limited to, those risks and uncertainties relating to difficulties or delays in discovery, development, testing, regulatory approval, production and marketing of the companies' drug candidates, any unexpected adverse side effects or inadequate therapeutic efficacy of the companies' drug candidates that could slow or prevent product development efforts, competition within the

                                Page 4 of 5 Pages
companies' anticipated product markets, the uncertainty of product development in the pharmaceutical industry, the uncertainty of patent protection for the companies' intellectual property or trade secrets and other risks detailed from time to time in filings Synaptic makes with the Securities and Exchange Commission, including its annual report on Form 10-K and its quarterly reports on Forms 10-Q. Such statements are based on management's current expectations, but actual results may differ materially due to various factors, including those risks and uncertainties mentioned or referred to in this press release.

                                      # # #











                                Page 5 of 5 Pages